Q4 2011 Earnings Release February 28, 2012 Exhibit 99.2

Forward Looking Statements

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,”
“expect,” “project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation, the terms and the effect of the separation, the nature and impact of the separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance.
All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in our Registration Statement on Form 10, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

2011 Performance Summary

Strong Strategic Execution … Positioned Well for 2012
Advanced our Strategic Position
• Solidified Leading Position in Analytical Instrumentation with YSI Acquisition
• Built Out High Growth Dewatering Platform
• Introduced New Product and Strategic Partnerships
• Double-Digit Growth in Emerging Markets
Strong 2011 Financial Performance
• Solid Revenue Growth +19% … Organic +7%*
• Expanded Operating Margin +60 bps to 12.7%*
• Double-Digit “Normalized” EPS Growth +30%*
• Strong Free Cash Flow Conversion
Solid Fundamentals … Positioned Well for 2012
• Large Installed Base, Diversified Portfolio, and Stable End Markets
• Focused Strategic Initiatives
Separation Complete … Selected to the S&P 500
* See Appendix for Non-GAAP Reconciliations

935
1,003
Q4'10
Q4'11

3,202
3,803
2010
2011

111
120
Q4'10
Q4'11

388
482
2010
2011

2011 Xylem Performance

Broad Based Growth and Margin Expansion
+19% +7%
+24%
OM% 11.9% 12.0% 12.1% 12.7%
See appendix for non-GAAP reconciliations
* Excludes Q4 & FY 2011 non-recurring separation costs of $20M and $87M, respectively
Q4 Performance
• Total growth +7%: US/Europe ea. up ~3%, EM up 20+%
• Organic revenue growth +5%
• Total orders $905M +8%; organic order growth +6%
FY Performance
• Total growth +19%: US/EM ea. up 20+%; Europe up ~13%
• Organic revenue growth +7%
• Total orders $3,847 +19%; organic order growth +7%
• Q4 Op Margin +10 bps; FY Op Margin +60 bps
• Commercial & Operational Excellence drive price
and cost savings
• Acquisitions accretive; Purchase accounting
headwind (Q4)
• Significant inflation
• Impact of stand alone costs ~$5M, -50 bps (Q4)
and -10 bps (FY), included in Op Margin
• Increased organic investments
(Dollars, In Millions)
(Dollars, In Millions)
+8%
Revenue
Operating Income *

$0.53
$0.15
Tax $(0.08)
Interest $(0.05)
Stand Alone $(0.02)
$0.38
$0.02
FX $(0.02)
Acquis. $(0.01)
Growth $0.05
$0.40
$0.12
1x Sep $(0.10)
Tax $(0.02)
$0.28
Q4'10 GAAP EPS
Adjustments
Normalized Q4'10 EPS
Operational Performance
Adjusted Q4'11 EPS
Special Tax/ Separation Costs
Q4'11 GAAP EPS

$1.78
$0.30
Tax $(0.23)
Interest $(0.05)
Stand Alone $(0.02)
$1.48
$0.45
FX $(0.01)
Acquis. $0.16
Growth $0.30
$1.93
$0.43
1x Sep $(0.39)
Tax $(0.04)
$1.50
FY'10 GAAP EPS
Adjustments
Normalized FY'10 EPS
Operational Perfomance
Adjusted FY'11 EPS
Special Tax/ Separation Costs
FY'11 GAAP EPS

xylem
Let's Solve Water

2011 Xylem Performance

Delivered Double-Digit Normalized EPS Growth
• Q4’11 EPS $0.28; $0.40 Adj.
• 1x separation costs
• Special tax items
• 5% Normalized EPS Growth
• Strong operational performance
• Purchase accounting dilution
• FY’11 EPS $1.50; $1.93 Adj.
• 1x separation costs
• Special tax items
• 30% Normalized EPS Growth
• Strong operational performance
• Organic investments & acquisitions
driving significant growth
* See Appendix for Non-GAAP Reconciliations
5% Normalized 5% Normalized
EPS Growth EPS Growth
30% 30%
Normalized Normalized
EPS Growth EPS Growth
Q4’11 EPS*
2011 EPS*

622
679
Q4'10
Q4'11

1,930
2,416
2010
2011

101
104
Q4'10
Q4'11

276
359
2010
2011

Strategic Acquisitions Bolstered Strong Application Portfolio
OM% 16.2% 15.3% 14.3% 14.9%
* Excludes Q4 and FY Non-Recurring Separation Costs of $6M and $16M, respectively
2011 Water Infrastructure Performance
• Transport +3% (Q4); +6% (FY)
• Global dewatering strength
• Stability from large installed base
• Treatment +21% (Q4); +13% (FY)
• Emerging market strength
• Project timing
• Test +1% (Q4); +6% (FY)
• Europe flat; US & emerging market strength
• Q4 Op Margin 15.3%
• Price & cost savings exceed inflation
• Purchase accounting headwind
• Stand alone costs
• Unfavorable mix/lower restructuring offset
• FY Op Margin 14.9%
• Price & cost savings exceed inflation
• Unfavorable FX
• Unfavorable mix/lower restructuring offset
(Organic Revenue Growth by Application)
See Appendix for Non-GAAP Reconciliations
(Dollars, In Millions)
(Dollars, In Millions)
Revenue
Operating Income *
Organic Growth Organic Growth
Q4 +6% / Q4 +6% /
FY+7% FY+7%
+30%
+3%
+9% +25%

327
336
Q4'10
Q4'11

1,327
1,444
2010
2011

27
31
Q4'10
Q4'11

158
173
2010
2011

Energy Efficient Solutions Fueled Growth
OM% 8.3% 9.2% 11.9% 12.0%
* Excludes Q4 and FY Non-Recurring Separation Costs of $4M and $13M, respectively
2011 Applied Water Performance
(Organic Revenue Growth by Application)
• Building Services +2% (Q4); +6% (FY)
• New energy efficient solutions
• Q4: Destocking
• Industrial Water +5% (Q4); +7% (FY)
• Improved market conditions
• Favorable across all regions
• Irrigation +9% (Q4); +12% (FY)
• Favorable weather conditions in US
• Q4 Op Margin 9.2%
• Price & cost savings exceeded inflation
• Continued organic investments
• Stand alone costs
• Non-restructuring severance costs
• FY Op Margin 12.0%
• Price & cost savings exceeded inflation
• Continued organic investments
See Appendix for Non-GAAP Reconciliations
(Dollars, In Millions)
(Dollars, In Millions)
Organic Growth Organic Growth
Q4 +3% / Q4 +3% /
FY+7% FY+7%
+9% +3%
+15% +9%
Operating Income * Operating Income *
Revenue Revenue

2011 Xylem Financial Position

Strong Cash Flow … Healthy Balance Sheet ... Providing Flexibility
• Free Cash Flow Growth
• Favorable  acquisition performance
• Working Capital improvement of 20 bps as
a % Sales
• Continued investment $126M
Capex > 1 reinvestment ratio
• Strong cash position
• Debt/Adj EBITDA ratio of 1.9x
• 33% Net Debt to Net Capital
• $600M Revolving Credit Facility Available
• Access to Commercial Paper
FCF% 91% 111%
W/C%** 22.3% 22.1%
December 31, 2011
Cash 318
Debt 1,206
Net Debt 888
Shareholders’ Equity 1,827
Net Capital 2,715
Net Debt to Net Capital 33%
* See Appendix for Non-GAAP Reconciliations
(Dollars, In Millions)
(Dollars, In Millions)
(Dollars, In Millions)
* See Appendix for Non-GAAP Reconciliations
** (AR+INV-AP / Revenue (Adjusted for Acquisitions)
Free Cash Flow * Free Cash Flow *
Working Capital ** Working Capital **
Capital Summary/Liquidity Capital Summary/Liquidity
2010 2011
770
856
2010 2011
301
388

2012 Guidance

1.8%
2.1%
2011
2012E

4.5
3.0
1.5
0.0
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

100
90
80
70
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

1.6%
0.0%
2011
2012E

800
600
400
200
0
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

115
100
85
70
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

6.8%
6.1%
2011
2012E

65
50
35
20
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

270
220
170
120
70
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

Key Macro Economic Indicators

Navigating Through Tougher Macro Economic Conditions
Emerging GDP Emerging GDP
Europe GDP Europe GDP
US GDP US GDP
Source: MAPI, U.S. Census Bureau , ITR, Company Estimates
Public Water & Sewer: Billions of dollars
US Private Residential Construction Spending: Seasonally Adjusted Annual Rate in Billions of Dollars
Industrial Production Index: 2007 = 100. S.A.
JP Morgan Developing Country Composite Index
US Public Water & Sewer Facility Construction US Public Water & Sewer Facility Construction
US Private Residential Construction Spending US Private Residential Construction Spending
Architectural Billing Index (ABI) Architectural Billing Index (ABI)
US Total Industrial Production US Total Industrial Production
Europe Union Industrial Production Index Europe Union Industrial Production Index
12 Month Moving Average
Developing Country Composite Index Developing Country Composite Index
Stable
Improving
Flat
Softening
Improving
Moderating

• Global dewatering applications
• Emerging market strength
• 2H OEM activity
Down Low
Single Digit
to Flat
End Markets

Xylem Well Positioned
Up Low to
Mid Single
Digit
Up Low to
Mid Single
Digit
Up Low
Single
Digit
Projected ‘12
XYL Growth
• Increasing operation & maintenance spend
• Rising global tariffs
• Weakness in developed market Capex
• Emerging market strength
• Green building legislation 2H benefits
• New products drive share gains
• Installed base provides stability
• US Construction slightly improving
• European new construction weakness
• Tough compare vs. strong 2011
• Favorable long-term market
expectation
(~ 40% of ’11 Revenue)
(~ 36% of ’11 Revenue)
(~ 12% of ’11 Revenue)
(~ 9% of ’11 Revenue)
(~ 3% of ’11 Revenue)
Industrial
Public Utility
Commercial
Residential
Agriculture
Up Mid
Single
Digit

2012 Key Focus Areas

Creating Customer Value and Building Credibility
Advancing our Strategic Position
Deploying Innovation and New Product Applications & Services
Continued Strong Execution
•
Build out of high growth dewatering platform globally
•
Leverage leading position in analytical instrumentation
•
Build upon our presence in fast-growing emerging markets
•
Continue to advance our disciplined acquisition pipeline
•
Energy efficient technology and new product launches
•
Leverage our applications expertise to solve high-order water infrastructure challenges
•
Focus on Commercial Excellence: price realization through differentiated customer value
•
Strong productivity (Lean, LCR sourcing) while enabling reinvestment for long-term growth
•
Disciplined execution through proven management operating system

Capital Deployment Strategy Update

Clear Strategy … Strong Balance Sheet
Organic Investments
Robust Acquisition Pipeline
Dividend Policy
•
Funding through strong cash performance
•
Strong balance sheet provides flexibility
•
Target within peer range
•
Confidence in cash flow generation
•
Capex of ~$130M, >1 reinvestment ratio
•
R&D, ~3% of revenue
•
Core product development
•
Global dewatering and analytical instrumentation expansion
•
Emerging market expansion

2012 Financial Guidance Summary

2012
Financial Outlook
Growth
2012E vs. 2011
Total Revenue $3.9B - $4.0B 4% - 6% (Organic)
Water Infrastructure $2.5B - $2.6B 5% - 7% (Organic)
Applied Water $1.4B - $1.5B 2% - 6% (Organic)
Segment Margin* 14.5% - 15.0% +50 to +100 bps
Operating Margin* 12.7% - 13.3% Flat to +60 bps (incl. incremental stand alone costs $25M-$30M)
EPS *  $1.80 - $1.95
-7% to +1% on Adjusted Basis
+8% to +17% on Normalized Basis
Free Cash Flow Conversion 95% Excluding one-time separation costs
* See Appendix for Non-GAAP Reconciliations

2012 Revenue Outlook

Strong Underlying Growth … FX Shift from Tailwind to Headwind
(Dollars, In Billions)
2011 2012 Comments
Organic
Growth
7% 4-6%
- 1H’12 tough compare vs. strong 1H’11
- 2H’12 stronger than 1H
FX
(Translation)
4% (3)%
~65% international revenues
Top foreign currencies:
Euro, CAD, AUD, GBP, SEK
Acquisition 8% 2%
2012 represents YSI
2011 represents incremental Godwin,
Nova, OI Analytics and YSI
Total Growth 19% 3-5%
Quarterly
Revenue Profile
(% of FY Revenue)
Q1 Q2 Q3 Q4
2009-2011
Composite
22% 25% 25% 28%
Xylem Xylem

2.5 – 2.6
2.4
2011
2012 Outlook

1.4 – 1.5
1.4
2011
2012 Outlook

2012 Revenue Outlook

Revenue Growth Driven by End Market Conditions & Xylem Initiatives
(Dollars, In Billions)
2011 2012 Comments
Organic
Growth
7% 5-7%
Public Utility up low to mid single digit
Industrial up mid single digit
FX
(Translation)
4% (3)%
Top foreign currencies:
Euro, CAD, AUD, GBP, SEK
Acquisition 14% 3%
2012 represents YSI
2011 represents incremental Godwin,
Nova, OI Analytics and YSI
Total Growth 25% 5-7%
2011 2012 Comments
Organic
Growth
7% 2-6%
Commercial up low to mid single digit
Residential up low single digit
Industrial up mid single digit
FX
(Translation)
2% (2)%
Top foreign currencies:
Euro, CAD, AUD, GBP
Total Growth 9% 0-4%
Water Infrastructure Water Infrastructure
Applied Water Applied Water

14.0%
14.5% - 15.0%
2011
2012
Outlook

12.7%
12.7% - 13.3%
2011
2012
Outlook

9.6%
9.7%
12.1%
12.8%
13.7%
2008
2009
2010
2011
2012
Midpoint

xylem
Let's Solve Water

2012 Margin Outlook

Solid Margin Performance … On Track to Meet Long Term Objective
Includes Stand Alone
Costs of ~70 bps
Includes Stand Alone
Costs  of ~10 bps
• Segment Op Margin 14.5% - 15.0%
• Comm’l & Oper’l Excellence Initiatives
• Acquisition margin accretive
• Organic growth investments
• Inflation ~3%
• Operating Margin 12.7% - 13.3%
• Includes stand alone costs ~$25M-$30M
See appendix for non-GAAP reconciliations
*Excludes non-recurring separation costs of $87M and $15M-$20M for 2011 and 2012, respectively
** Adjusted for non recurring separation costs and stand alone costs
Driving Consistent
Improvements  … On
Track to Meet Long
Term Objective
Op Margin Expansion (Ex. Stand Alone Costs) ** Op Margin Expansion (Ex. Stand Alone Costs) **
Segment Margin * Segment Margin * Operating Margin * Operating Margin *

$1.93
$0.16
$0.11
$1.66
$0.21
$1.87
Adjusted FY'11 EPS
Incremental Interest Expense
Incremental Stand Alone Costs
Normalized FY'11 EPS
Operational Performance
Adjusted FY'12 EPS

xylem
Let's Solve Water

2012 Xylem Performance

Delivering Double-Digit EPS Growth
Illustration of Mid Point Guidance
• Operational performance $0.21, includes YSI contribution, FX and tax headwind
• Projected structural tax rate ~25%
• Nine months incremental interest expense normalization
• Full year impact of stand alone costs … in line with expectations
* See Appendix for Non-GAAP Reconciliations
Includes
unfavorable tax
rate change of 1%
13% 13%
Normalized Normalized
EPS Growth EPS Growth
2012 EPS * Outlook 2012 EPS * Outlook

Summary

2011 … A Year in the Making
• A Leader in the Global Water Industry
• Executed Significant Strategic Advancement
• Delivered Strong Financial Performance
• Xylem, new independent company
Positioned to Deliver in 2012
• Solid Foundation and Fundamentals
• Strong Financial Position
• Strong Growth Opportunities

Appendix

Separation Costs

($M) Q1’11 Q2’11 Q3’11 Q4’11 FY’11
IT Costs $              - $             7 $              10 $              2 $                  19
Advisory fees 2 6 9 1 18
Employee retention & hiring costs 1 4 4 5 14
Rebranding & marketing costs - - 3 10 13
Lease termination & other real estate
costs - - 10 - 10
Non-cash asset impairments - - 8 - 8
Other - 1 2 2 5
Total separation costs in Op Income 3 18 46 20 87
Tax-related separation (benefit) costs - 14 (9) 1 6
Income tax benefit (1) (5) (12) (3) (21)
Total separation costs, net of tax $           2 $           27 $           25 $           18 $              72

Quarterly Financial Performance

($M, Except
EPS)
Q1’10 Q2’10 Q3’10 Q4’10 FY’10 Q1’11 Q2’11 Q3’11 Q4’11 FY’11
Revenue 686 775 806 935 3,202 890 971 939 1,003 3,803
COGS 431 484 497 576 1,988 553 592 574 623 2,342
Gross Profit 255 291 309 359 1,214 337 379 365 380 1,461
SG&A 164 170 183 220 737 210 219 215 233 877
R&D 18 17 18 21 74 24 26 23 27 100
Separation Costs - - - - - 3 18 46 20 87
Restructuring &
Asset Impairment
Charges, net 4 3 1 7 15 - - 2 - 2
Op Income 69 101 107 111 388 100 116 79 100 395
Interest Expense - - - - - - 1 1 15 17
Other Non-Op -2 -1 3 - - 1 - 4 - 5
Income before Tax 67 100 110 111 388 101 115 82 85 383
Tax 11 15 19 14 59 23 43 5 33 104
Net Income 56 85 91 97 329 78 72 77 52 279
EPS – Diluted * $0.30 $0.46 $0.49 $0.53 $1.78 $0.42 $0.39 $0.42 $0.28 $1.50
* On October 31, 2011, Xylem Inc. completed the spin-off through a tax-free stock dividend to ITT Corporation’s shareholders.  ITT
Corporation shareholders received one share of our common stock for each share of ITT common stock.  As a result on October 31, 2011, we had 184.6 million shares of common stock outstanding and this share amount is being utilized to calculate earnings per share for all periods presented prior to the spin-off.

Non-GAAP Measures

Management views key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among others.  In addition, we consider certain measures to be useful to management and investors evaluating  our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets.  This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives.  These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenues, operating income, net income or net cash from continuing operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“Organic revenue” and “Organic Orders” defined as revenue or orders, as applicable, excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures.  Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation.  The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
“EBITDA” defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation.
“Adjusted EBITDA” reflects the adjustment to EBITDA to exclude for one-time separation costs associated with the Xylem spin-
off from ITT Corporation.
“Operating Income * ” and “Adjusted EPS” defined as operating income and earnings per share, adjusted to exclude one-time separation costs associated with the Xylem spin-off from ITT Corporation and tax-related special items.
“Normalized EPS” defined as earnings per share, adjusted to exclude one-time separation costs associated with the Xylem spin-
off from ITT Corporation and tax-related special items, as well to reflect the incremental current period amount of interest expense and stand alone costs in the prior comparable period.
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures and other significant items that impact current results which management believes are not related to our ongoing operations and performance.  Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.

Non-GAAP Reconciliation: Organic Orders

(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A
Change % Change Change % Change
Orders Orders 2011 v. 2010 2011 v. 2010 FX Contribution Eliminations Adj. 2011 v. 2010 Adj. 2011 v. 2010
2011 2010
Year Ended December 31, 2011
Xylem Inc. 3,847                 3,237                 610                      18.8% (272)                    (120)                    -                            218                           6.7%
Water infrastructure 2,454                 1,941                 513                      26.4% (272)                    (96)                      1                                146                           7.5%
Applied Water 1,452                 1,352                 100                      7.4% -                      (27)                      (1)                              72                             5.3%
Quarter Ended December 31, 2011
Xylem Inc. 905                      836                      69                        8.3% (24)                      5                          -                            50                             6.0%
Water infrastructure 589                      514                      75                        14.6% (24)                      4                          (5)                              50                             9.7%
Applied Water 330                      331                      (1)                         -0.3% -                      1                          (1)                              (1)                              -0.3%
Quarter Ended September 30, 2011
Xylem Inc. 966                      810                      156                      19.3% (41)                      (42)                      -                            73                             9.0%
Water infrastructure 621                      504                      117                      23.2% (41)                      (33)                      5                                48                             9.5%
Applied Water 358                      322                      36                        11.2% -                      (10)                      -                            26                             8.1%
Quarter Ended June 30, 2011
Xylem Inc. 998                      822                      176                      21.4% (91)                      (70)                      -                            15                             1.8%
Water infrastructure 632                      498                      134                      26.9% (91)                      (55)                      2                                (10)                            -2.0%
Applied Water 383                      341                      42                        12.3% -                      (17)                      1                                26                             7.6%
Quarter Ended March 31, 2011
Xylem Inc. 978                      769                      209                      27.2% (116)                    (13)                      -                            80                             10.4%
Water infrastructure 612                      425                      187                      44.0% (116)                    (12)                      (1)                              58                             13.6%
Applied Water 381                      358                      23                        6.4% -                      (1)                         (1)                              21                             5.9%
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic Order Growth
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Non-GAAP Reconciliation: Organic Revenue

(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A
Change % Change Change % Change
Revenue Revenue 2011 v. 2010 2011 v. 2010 FX Contribution Eliminations Adj. 2011 v. 2010 Adj. 2011 v. 2010
2011 2010
Year Ended December 31, 2011
Xylem Inc. 3,803                 3,202                 601                      18.8% (264)                    (111)                    -                            226                           7.1%
Water infrastructure 2,416                 1,930                 486                      25.2% (264)                    (87)                      2                                137                           7.1%
Applied Water 1,444                 1,327                 117                      8.8% -                      (28)                      (1)                              88                             6.6%
Quarter Ended December 31, 2011
Xylem Inc. 1,003                 935                      68                        7.3% (27)                      6                          -                            47                             5.0%
Water Infrastructure 679                      622                      57                        9.2% (27)                      5                          1                                36                             5.8%
Applied Water 336                      327                      9                          2.8% -                      1                          (1)                              9                                2.8%
Quarter Ended September 30, 2011
Xylem Inc. 939                      806                      133                      16.5% (42)                      (39)                      -                            52                             6.5%
Water infrastructure 584                      488                      96                        19.7% (42)                      (30)                      1                                25                             5.1%
Applied Water 368                      331                      37                        11.2% -                      (10)                      1                                28                             8.5%
Quarter Ended June 30, 2011
Xylem Inc. 971                      775                      196                      25.3% (85)                      (65)                      -                            46                             5.9%
Water infrastructure 602                      443                      159                      35.9% (85)                      (50)                      1                                25                             5.6%
Applied Water 385                      346                      39                        11.3% -                      (18)                      -                            21                             6.1%
Quarter Ended March 31, 2011
Xylem Inc. 890                      686                      204                      29.7% (110)                    (13)                      -                            81                             11.8%
Water infrastructure 551                      377                      174                      46.2% (110)                    (12)                      (1)                              51                             13.5%
Applied Water 355                      323                      32                        9.9% -                      (1)                         (1)                              30                             9.3%
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Q4 '10 Q4 '11
As Reported Adjustments Normalized As Reported Adjustments Adjusted
Total Revenue 935                     935                    1,003              1,003
Operating Income 111                     (5)                            a 106                    100                   20                         g 120
Operating Margin 11.9% b 11.4% 9.9% 11.9%
Interest Income (Expense) -                      (14)                          (14)                    (13)                   (13)
Other Income (Expense) -                      -                    (1)                      (1)
Income before Taxes 111                     (19)                          92                      85                     20                         105
Provision for Income Taxes (14)                      (9)                            f (23)                    (33)                   2                           h (31)
Net Income 97                       (28)                          69                      52                     22                         74
Diluted Shares 184.6                184.6               185.3              185.3
Diluted EPS 0.53 $               (0.15) $                   0.38 $              0.28 $             0.12 $                 0.40 $
FY '10 FY '11
As Reported Adjustments Normalized As Reported Adjustments Adjusted
3,202                3,202               3,803              3,803
Operating Income 388                     (5)                            a 383                    395                   87                         d 482
12.1% b 11.9% 10.4% 12.7%
Interest Income (Expense) -                      (14)                          (14)                    (17)                   (17)
Other Income (Expense) -                      -                    5                       5
Income before Taxes 388                     (19)                          369                    383                   87                         470
Provision for Income Taxes (59)                      (37)                          c (96)                    (104)                (7)                         e (111)
Net Income 329                     (56)                          273                    279                   80                         359
Diluted Shares 184.6                184.6               185.3              185.3
Diluted EPS 1.78 $               (0.30) $                   1.48 $              1.50 $             0.43 $                 1.93 $
a Equals incremental stand alone costs incurred in 2011 of $5M
b Represents incremental interest expense on long-term debt that was incurred in 2011
c Represents net tax impact of above items, less 2010 special tax items of $43M
d Represents one-time separation costs incurred in 2011
e Represents the tax benefit on one time separation costs of $15M, less special tax items of $7M
f Represents net tax impact on stand alone and interest expenses, less Q4 2010 special tax items of $15M
g One time separation costs incurred in Q4 2010
h Represents net tax impact of one time separation costs
($ Millions, except per share amounts)
Xylem Inc. Non-GAAP Reconciliation
Normalized and Adjusted Operating Income and Earnings Per Share (EPS)
Non-GAAP Reconciliation: EPS

Non-GAAP Reconciliation: EPS

Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011
Net Income 78                  72                  77                  52                  279
Separation costs, net of tax 2                     27                  25                  18                  72
Adjusted Net Income before Special Tax Items 80                  99                  102                70                  351
Special Tax Items 4                     (1)                   4                     7
Adjusted Net Income 80                  103                101                74                  358
Diluted Earnings per Share $0.42 $0.39 $0.42 $0.28 $1.50
Separation costs per Share $0.01 $0.15 $0.13 $0.10 $0.39
Adjusted diluted EPS before Special Tax Items $0.43 $0.54 $0.55 $0.38 $1.89
Special Tax Items per Share $0.00 $0.02 ($0.01) $0.02 $0.04
Adjusted diluted EPS $0.43 $0.56 $0.54 $0.40 $1.93
Q1 2010 Q2 2010 Q3 2010 Q4 2010 FY 2010
Net Income 56                  85                  91                  97                  329
Separation costs, net of tax -                 -                 -                 -                 -
Adjusted Net Income before Special Tax Items 56                  85                  91                  97                  329
Special Tax Items (6)                   (11)                 (11)                 (15)                 (43)
Adjusted Net Income 50                  74                  80                  82                  286
Diluted Earnings per Share $0.30 $0.46 $0.49 $0.53 $1.78
Adjusted diluted EPS before Special Tax Items $0.30 $0.46 $0.49 $0.53 $1.78
Special Tax Items per Share ($0.03) ($0.06) ($0.05) ($0.09) ($0.23)
Adjusted diluted EPS $0.27 $0.40 $0.44 $0.44 $1.55
Xylem Inc. Non-GAAP Reconciliation
Adjusted Diluted EPS
2011 and 2010
($ Millions, except per share amounts)

Non-GAAP Reconciliation: Segment Operating Income
Adjusted Segment Operating Income
Q1 Q2 Q3 Q4 FY
'11 '10 '11 '10 '11 '10 '11 '10 '11 '10
Total Revenue
• Water Infrastructure 551       377          602           443           584           488           679           622           2,416          1,930
• Applied Water 355       323          385           346           368           331           336           327           1,444          1,327
Operating Income
• Water Infrastructure 64         45            94              57              87              73              98              101           343             276
• Applied Water 46         40            50              51              37              40              27              27              160             158
Separation Costs
• Water Infrastructue -       -          2                -            8                -            6                -            16                -
• Applied Water -       -          -            -            9                -            4                -            13                -
Adjusted Operating Income
• Water Infrastructue 64         45            96              57              95              73              104           101           359             276
• Applied Water 46         40            50              51              46              40              31              27              173             158
Operating Margin
• Water Infrastructure 11.6% 11.9% 15.6% 12.9% 14.9% 14.9% 14.4% 16.2% 14.2% 14.3%
• Applied Water 13.0% 12.4% 13.0% 14.7% 10.0% 12.0% 8.0% 8.3% 11.1% 11.9%
Adjusted Operating Margin*
• Water Infrastructure 11.6% 11.9% 15.9% 12.9% 16.3% 14.9% 15.3% 16.2% 14.9% 14.3%
• Applied Water 13.0% 12.4% 13.0% 14.7% 12.5% 12.0% 9.2% 8.3% 12.0% 11.9%
*Adjusted Operating Income excludes non-recurring separation costs
(Dollars, In Millions)

Non-GAAP Reconciliation: Adj. Operating Margin Rollforward
Xylem Water Infrastructure Applied Water
Q4'10 Margin 11.9% 16.2% 8.3%
   Price 1.6% 0.5% 3.7%
   Vol/Mix/Other -0.9% -1.2% -1.6%
   Stand Alone Costs -0.5% -0.3% 0.0%
   Cost Improvements 3.5% 3.1% 3.6%
   Acquisitions -0.5% -0.9% 0.0%
   Inflation -2.8% -1.9% -4.5%
   FX -0.3% -0.2% -0.3%
Q4'11 Margin 12.0% 15.3% 9.2%
Xylem Water Infrastructure Applied Water
FY'10 Margin 12.1% 14.3% 11.9%
   Price 1.3% 0.4% 2.7%
   Vol/Mix/Other -0.1% 0.3% -1.0%
   Stand Alone Costs -0.1% -0.1% 0.0%
   Cost Improvements 3.1% 3.1% 3.1%
   Acquisitions 0.2% 0.0% 0.0%
   Inflation -3.3% -2.3% -4.6%
   FX -0.5% -0.8% -0.1%
FY'11 Margin 12.7% 14.9% 12.0%
Adjusted Operating Margin Rollforward
Xylem Inc. Non-GAAP Reconciliation
Operating Margin Rollforward

Non-GAAP Reconciliation: Free Cash Flow

2011 2010
Net Cash - Operating Activities 449                       395
Capital Expenditures (126)                      (94)
Free Cash Flow, including separation costs 323                       301
Separation Costs (Cash Paid incl. Capex) 65                          -
Free Cash Flow, excluding separation costs 388                       301
Net Income 279 329
Separation Costs 72 0
Adjusted Net Income 351 329
Free Cash Flow Conversion 111% 91%
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
Years ended 2011 & 2010
($ Millions)
Year Ended

Non-GAAP Reconciliation: Xylem EBITDA & Adj. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 101                      115                      82                              85                              383
Interest, net -                      -                      1                                16                              17
Depreciation 22                        25                        25                              21                              93
Amortization 11                        10                        11                              12                              44
Stock Compensation 3                          2                          2                                6                                13
EBITDA 137                      152                      121                           140                           550
Separation Costs 3                          18                        46                              20                              87
Adjusted EBITDA 140                      170                      167                           160                           637
Revenues 890                      971                      939                           1,003                        3,803
Adjusted EBITDA Margin 15.7% 17.5% 17.8% 16.0% 16.7%
Xylem Inc. Non-GAAP Reconciliation
Adjusted EBITDA by Quarter
($ Millions)
2011

Non-GAAP Reconciliation: Water Infrastructure EBITDA & Adj. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 65 93 88 99 345
Interest, net (1) - (1)
Depreciation 16 19 19 14 68
Amortization 9 9 9 9 36
Stock Compensation - - 1 1 2
EBITDA 90 121 116 123 450
Separation Costs - 2 8 6 16
Adjusted EBITDA 90 123 124 129 466
Revenues 551 602 584 679 2,416
Adjusted EBITDA Margin 16.3% 20.4% 21.2% 19.0% 19.3%
Xylem Inc. Non-GAAP Reconciliation
Adjusted EBITDA by Quarter
($ Millions)
2011
Water Infrastructure

Non-GAAP Reconciliation: Applied Water EBITDA & Adj. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 46 51 37 25 159
Interest, net - - - - -
Depreciation 6 6 6 7 25
Amortization 2 1 2 1 6
Stock Compensation - - 1 1 2
EBITDA 54 58 46 34 192
Separation Costs - - 9 4 13
Adjusted EBITDA 54 58 55 38 205
Revenues 355 385 368 336 1,444
Adjusted EBITDA Margin 15.2% 15.1% 14.9% 11.3% 14.2%
Xylem Inc. Non-GAAP Reconciliation
Adjusted EBITDA by Quarter
($ Millions)
2011
Applied Water

Illustration of Mid Point Guidance
2012 Guidance
FY '11 FY '12
As Reported Adjustments Adjusted Adjustments Normalized As Reported Adjustments Adjusted
Total Revenue 3,803                3,803                 3,803               3,950                3,950
Segment Operating Income 503                     29                        a 532                      (8)                         d 524                    577                     8                           h 585
Segment Operating Margin 13.2% 14.0% 13.8% 14.6% 14.8%
Corporate Expense 108                     (58)                       b 50                        20                        e 70                      81                       (10)                       h 71
Operating Income 395                     87                        482                      (28)                       454                    496                     18                        514
Operating Margin 10.4% 12.7% 11.9% 12.6% 13.0%
Interest Expense (17)                      (17)                       (39)                       f (56)                    (51)                      (51)
Other Non-Operating Income (Expense) 5                          5                           5                        -                      -
Income before Taxes 383                     87                        470                      (67)                       403                    445                     18                        463
Provision for Income Taxes (104)                   (7)                         c (111)                    16                        g (95)                    (111)                   (5)                         i (116)
Net Income 279                     80                        359                      (51)                       308                    334                     13                        347
Diluted Shares 185.3                185.3               185.8                185.8
Diluted EPS 1.50 $               0.43 $                1.93 $                (0.27) $               1.66                 1.80                    0.07                     1.87
a One time separation costs incurred at the segment level
b One time separation costs incurred at the corporate level
c Net tax impact of above items, plus the addition of 2011 special tax items
d Incremental stand alone costs to be incurred in 2012 at the segment level ($8M)
e Incremental stand alone costs to be incurred in 2012 at the corporate level ($20M)
f Incremental interest expense on long-term debt to be incurred in 2012
g Tax impact of incremental interest expense and stand alone costs to be incurred in 2012
h Expected one time separation costs of $8M and $10M to be incurred at the segments and headquarters, respectively.
i Tax impact of one time separation costs expected to be incurred in 2012.
($ Millions, except per share amounts)
Guidance
Xylem Inc. Non-GAAP Reconciliation
Non-GAAP Reconciliation: Guidance

35 NYSE: XYL http://investors.xyleminc.com Phil De Sousa, Investor Relations Officer (914) 323-5930 Janice Tedesco, Investor Relations Coordinator (914) 323-5931